                                                                   EXHIBIT 10(X)

                               AMENDMENT NO. 1 TO
                              FIRST HAWAIIAN, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     In accordance with Section 9.1 of the First Hawaiian, Inc. Supplemental Executive Retirement Plan (hereinafter the "Plan"), the Plan is hereby amended in the following respects:

     1. Section 1.8 of the Plan is hereby amended to read in its entirety as follows:

          1.8 "Company" means BancWest Corporation, formerly known as First Hawaiian, Inc.

     2. Section 1.23 of the Plan is hereby amended to read in its entirety as follows:

          1.23 "Plan" means the BancWest Corporation Supplemental Executive Retirement Plan as set forth herein and any amendments hereto as may be made from time to time.

     3. Article VII of the Plan is hereby amended by adding a new Section 7.4 at the end thereof to read in its entirety as follows:

          Section 7.4 Certain Bank of the West Employees

          (a) A Section 7.4 Participant shall be entitled to receive a Minimum Benefit if, at the time he retires from the service of the Participating Employers, his annual rate of Earnings exceeds the limitation imposed under Section 401(a)(17) of the Code, he has completed 20 Years of Eligibility Service, and he has attained age 55. The amount of the Minimum Benefit shall be equal to the amount, if any, by which one-twelfth of his Final Pay multiplied by the applicable Replacement Percentage exceeds:

               (1) His monthly benefit payment under (i) the BNP US Retirement Plan or any successor plan into which his interest in the BNP US Retirement Plan is transferred or merged and (ii) any other defined benefit plan maintained by a Participating Employer that is qualified under Section 401(a) of the Code; and

               (2) His monthly benefit payment under (i) the Bank of the West Excess-Benefit Plan, (ii) this Plan (other than under this
                    Section 7.4), and (ii) any other nonqualified defined benefit plan maintained by a Participating Employer.

                    (B)  For purpose of this Section 7.4:

                      (1) "Earnings" means for any Plan Year the Section 7.4 Participant's annual base rate of pay from the Participating Employers as in effect on the first day of such Plan Year.

                      (2) "Final Pay" means the Section 7.4 Participant's base salary at the annual rate in effect on the date he retires from the service of the Participating Employers.

                      (3) "Minimum Benefit" means the benefit determined pursuant to Section 7.4(a).

                      (4) "Replacement Percentage" means (i) 50% in the case of a Section 7.4 Participant who has attained age 60 at the time he retires from the service of the Participating Employers or (ii) 30% in the case of a
                           Section 7.4 Participant who has attained age 55 but not age 60 at the time he retires from the service of the Participating Employers.

                      (5)  "Section 7.4 Participant" means Don J. McGrath,
                            Douglas C. Grigsby, Richard T. McGoldrick, or Stephen C. Glenn.

                      (6) "Year of Eligibility Service" means (i) the 7.4 Participant's Years of Eligibility Service in the BNP US Retirement Plan as of the date BancWest Corporation, a California corporation, is merged with and into the Company plus (ii) his period of continuous service with the Company and its Affiliates that begins on such date and ends on the date he severs employment with the Company and its Affiliates. Eligibility Service shall include any leaves of absence authorized by the Company.

          The amendments set forth herein shall be effective as of the date BancWest Corporation, a California corporation, is merged with and into First Hawaiian, Inc., a Delaware corporation.

          TO RECORD the adoption of these amendments, First Hawaiian, Inc. has executed this document this 15th day of October, 1998.

                                            FIRST HAWAIIAN, INC.



                                            By     /s/ Herbert E. Wolff
                                              ----------------------------------
                                                  Its  Senior Vice President
                                                      and Secretary